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                                                                   EXHIBIT 10.02

                             EROOM TECHNOLOGY, INC.

                      2000 STOCK OPTION AND INCENTIVE PLAN

1.   PURPOSE AND ELIGIBILITY

     The purpose of this 2000 Stock Option and Incentive Plan (the "PLAN") of eRoom Technology, Inc. (the "COMPANY") is to provide stock options and other equity interests in the Company (each an "AWARD") to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under this Plan. Any person to whom an Award has been granted under this Plan is called a "PARTICIPANT." Additional definitions are contained in Section 8.

2.   ADMINISTRATION

     a. ADMINISTRATION BY BOARD OF DIRECTORS. This Plan will be administered by the Board of Directors of the Company (the "BOARD"). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to this Plan and to interpret and correct the provisions of this Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to this Plan.

     b. APPOINTMENT OF COMMITTEES. To the extent permitted by applicable law, the Board may delegate any or all of its powers under this Plan to one or more committees or subcommittees of the Board (a "COMMITTEE"). All references in this Plan to the "BOARD" shall mean the Committee or the Board.

     c. DELEGATION TO EXECUTIVE OFFICERS. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under this Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.   STOCK AVAILABLE FOR AWARDS

     a. NUMBER OF SHARES. Subject to adjustment under Section 3(c), the aggregate number of shares of common stock, par value $0.01 per share (the "COMMON STOCK"), of the Company that may be issued pursuant to this Plan is 2,500,000 shares, which number shall automatically increase on January 1 of each year, beginning with January 1, 2002 and ending with January 1, 2010, by such number of shares as is equal to the lesser of (i) six and one-half percent (6.5%) of the total number of shares of Common Stock issued and outstanding as of the close of business on December 31 of the preceding year, (ii) 2,000,000 shares or (iii) such lesser number of shares as may be determined by the Board. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award


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shall again be available for the grant of Awards under this Plan. If shares of
Common Stock issued pursuant to this Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under this Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 2,500,000 shares. Shares issued under this Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     b. PER-PARTICIPANT LIMIT. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 1,000,000 shares of Common Stock.

     c. ADJUSTMENT TO COMMON STOCK. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under this Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 7(f)(i) applies for any event, this Section 3(c) shall not be applicable.

4.   STOCK OPTIONS

     a. GENERAL. The Board may grant options to purchase Common Stock (each, an "OPTION") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

     b. INCENTIVE STOCK OPTIONS. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "INCENTIVE STOCK OPTION") shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a "NONSTATUTORY STOCK OPTION".

     c. EXERCISE PRICE. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement.

     d. DURATION OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.


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     e. EXERCISE OF OPTION. Options may be exercised only by delivery to the
Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(e) for the number of shares for which the Option is exercised.

     f. PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

          (i) by check payable to the order of the Company;

          (ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

          (iii) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

5.   RESTRICTED STOCK

     a. GRANTS. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "RESTRICTED STOCK AWARD").

     b. TERMS AND CONDITIONS. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "DESIGNATED BENEFICIARY"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.




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6.   OTHER STOCK-BASED AWARDS

     The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.   GENERAL PROVISIONS APPLICABLE TO AWARDS

     a. TRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     b. DOCUMENTATION. Each Award under this Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in this Plan, provided that such terms and conditions do not contravene the provisions of this Plan.

     c. BOARD DISCRETION. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

     d. TERMINATION OF STATUS. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

     e. DETERMINATION OF FAIR MARKET VALUE. If, at the time an Option is granted under this Plan, the Company's Common Stock is publicly traded under the Exchange Act, "FAIR MARKET VALUE" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date such Option is granted and shall mean (i) the average (on the day prior to the grant date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on the day prior to the grant date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on the day prior to the grant date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly-traded at the time an Award is granted under this Plan, "fair




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market value" shall be deemed to be the fair value of the Common Stock as determined by the Board after taking into consideration all factors which it deems appropriate.

     f. ACQUISITION OF THE COMPANY

          (i) CONSEQUENCES OF AN ACQUISITION. Unless otherwise expressly provided in the applicable Option or Award, upon the occurrence of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 7(f)(i), also the "BOARD", shall, as to outstanding Awards (on the same basis or on different bases, as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition.

          (ii) ACQUISITION DEFINED. An "Acquisition" shall mean: (x) any merger, consolidation, reorganization or purchase of voting securities of the Company after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event; or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

          (iii) ASSUMPTION OF OPTIONS UPON CERTAIN EVENTS. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under this Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

          (iv) POOLING-OF INTERESTS-ACCOUNTING. If the Company proposes to engage in an Acquisition intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any Award hereunder, or any actions of the Board taken in connection with such Acquisition, are determined by the Company's or the acquiring company's independent public accountants to cause such Acquisition to fail to be accounted for as a pooling-of-interests, then such provisions or actions shall be amended or rescinded by the Board, without the consent of any Participant, to be consistent with pooling-of-interests accounting treatment for such Acquisition.


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     g. WITHHOLDING. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     h. AMENDMENT OF AWARDS. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that, except as otherwise provided in Section 7(f)(iv), the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     i. CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to this Plan or to remove restrictions from shares previously delivered under this Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     j. ACCELERATION. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

8.   MISCELLANEOUS

     a.  DEFINITIONS.

         (i) "COMPANY" for purposes of eligibility under this Plan, shall include any present or future subsidiary corporations of eRoom Technology, Inc., as defined in Section 424(f) of the Code (a "SUBSIDIARY"), and any present or future parent corporation of eRoom Technology, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term "Company" shall include any other business venture in which the




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Company has a direct or indirect significant interest, as determined by the
Board in its sole discretion.

         (ii) "CODE" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

         (iii) "EMPLOYEE" for purposes of eligibility under this Plan shall include a person to whom an offer of employment has been extended by the Company.

     b. NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under this Plan.

     c. NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

     d. EFFECTIVE DATE AND TERM OF PLAN. This Plan shall become effective upon adoption by the Board. No Awards shall be granted under this Plan after the completion of ten years from the date on which this Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

     e. AMENDMENT OF PLAN. The Board may amend, suspend or terminate this Plan or any portion thereof at any time.

     f. GOVERNING LAW. The provisions of this Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of Delaware, without regard to any applicable conflicts of law.

Adopted by the Board of Directors on September 6, 2000.
Approved by the stockholders as of September 14, 2000.